UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 13, 2005




                              Hibernia Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




 Louisiana                           1-10294                     72-0724532
---------------                   -------------              -----------------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



313 Carondelet Street, New Orleans, Louisiana                   70130
---------------------------------------------                ------------
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code: (504) 533-3333


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS

         On September 13, 2005, Hibernia Corporation (the "Company") provided its directors and executive officers with notice informing them that the blackout period imposed on participants in the Company's Retirement Security Plan had ended as of 2:15 p.m. central time on September 9, 2005, at which time participants were permitted to provide investment instructions for execution after the close of market trading on September 12, 2005. The notice also stated that the blackout period applicable to the Company's directors and executive officers had also ended. As stated in this notice, the blackout period was lifted early because of the postponement of the merger of the Company with Capital One Financial Corporation. The notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. There have been no other changes or updates to the notice of a blackout period originally provided to the Company's directors and executive officers on July 25, 2005 and filed with the Securities and Exchange Commission on July 26, 2005.

ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS.


     (d)   Exhibits

            Number            Description


            99.1 Notice sent to directors and executive officers of Hibernia Corporation on September 13, 2005




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HIBERNIA CORPORATION
                                            (Registrant)


Date: September 13, 2005                    By:  /s/ Cathy E. Chessin
                                                 -------------------------------
                                                 Cathy E. Chessin
                                                 Executive Vice President,
                                                 Secretary and Corporate Counsel






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                                  EXHIBIT INDEX

Exhibit No.              Description


99.1 Notice sent to directors and executive officers of Hibernia Corporation on September 13, 2005